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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549




                                   FORM 8_K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 6, 1996



                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)
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

A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                       Telephone Number (303) 793_6500
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

U S WEST, Inc. issued a press release regarding its Time Warner litigation on June 6, 1996 in the form attached hereto as Exhibit 99.


Item 7.  Exhibits

Exhibit     Description

99     Press Release issued June 6, 1996 entitled "U S WEST Responds to Court
   Ruling."



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U S WEST, Inc.

     /s/ STEPHEN E. BRILZ
     By:___________________________
     Stephen E. Brilz
     Assistant Secretary

Dated:  June 6, 1996